SECOND AMENDMENT TO AGREEMENT OF SALE

     THIS SECOND AMENDMENT TO AGREEMENT OF SALE (this "Amendment") is entered into as of the 6th day of February, 1997, by and between OFFICE OPPORTUNITY FUND III, L.P. ("Purchaser") and BUSCH FORUM LIMITED PARTNERSHIP ("Seller").

                             W I T N E S S E T H:

     A. Purchaser and Seller have heretofore entered into a certain Agreement of Sale dated January 14, 1997 (as amended from time to time, the "Agreement") for the purchase and sale of the property commonly known as The US West Building, Murray, Utah. The Agreement has been amended pursuant to that certain First Amendment to Agreement of Sale dated as of January 30, 1997.

     B. Purchaser and Seller now desire to amend the Agreement to extend the Inspection Period and delay the Closing Date.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. The expiration of the Inspection Period (as defined in Paragraph 7.1 of the Agreement) is hereby extended to 2:00 p.m. Chicago time on March 6, 1997 solely for the purpose of allowing Purchaser to investigate and approve or reject the Open Items (as hereinafter defined). "Open Items" shall mean Purchaser's review of the Title Commitment, Survey and environmental condition of the Premises, including, without limitation, the soil and groundwater. Except for its right to review and approve or reject the Open Items, Purchaser hereby waives any other rights it has to conduct inspections of the Premises under the terms of Section 7.1 of the Agreement. Except as to Section 7.1 of the Agreement, nothing contained in this Amendment is intended to modify, waive or alter the other conditions precedent to the closing set forth in the Agreement.

     2. The Closing Date (as defined in Paragraph 8 of the Agreement) shall be changed to March 13, 1997.

     3.   The Escrow Agreement is hereby modified to conform with 1 and 2.

     4. Except as specifically modified herein, the terms and conditions of the Agreement shall remain unchanged and in full force and effect.

     5. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings given to them in the Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                              PURCHASER:

                              OFFICE OPPORTUNITY FUND III, L.P.,
                              a California limited partnership

                              By:  Opportunity Capital Partners III, LLC,
                                   a California limited liability company
                              Its: General Partner


                              By:   /s/
                                   --------------------------------------
                              Name:     R. Matthew Moran
                                   --------------------------------------
                              Its:      Manager
                                   --------------------------------------


                              SELLER:

                              BUSCH FORUM LIMITED PARTNERSHIP

                              By: Busch Forum Partners, Inc., an Illinois
                                  corporation, its general partner


                              By:   /s/ John K. Powell, Jr.
                                   --------------------------------------
                              Name:     John K. Powell, Jr.
                                   --------------------------------------
                              Its:      Senior Vice President
                                   --------------------------------------